Optinose Announces Preliminary Second Quarter 2023 XHANCE Net Revenue of $19.5 Million

Second Quarter 2023 Conference Call and Webcast to be held August 10, 2023 at 8:00 a.m. Eastern Time

Company plans to update full year 2023 XHANCE net revenue guidance on August 10

YARDLEY, Pa., July 27, 2023— Optinose (NASDAQ:OPTN), a pharmaceutical company focused on patients treated by ear, nose and throat (ENT) and allergy specialists, today announced preliminary XHANCE® (fluticasone propionate) net product revenue of $19.5 million for the three months ended June 30, 2023.

“Our preliminary second quarter net product revenue of $19.5 million contributes to a first half 2023 performance that exceeded our initial expectations,” stated CEO Ramy Mahmoud. “We look forward to providing a complete update of our recent commercial performance and regulatory progress on the tenth of August.”

The financial information included in this release is preliminary and is subject to change. The Company expects to report full financial results for the second quarter of 2023 and corporate updates, including full year 2023 net product revenue guidance, before market open on Thursday, August 10, 2023.

Company to Host Conference Call
Members of the Company’s leadership team will host a conference call to discuss financial results and corporate updates. The call is scheduled to start at 8:00 a.m. Eastern Time on Thursday, August 10, 2023.

Participants may access the conference call live via webcast by visiting the Investors section of Optinose’s website at http://ir.optinose.com/event-calendar. To participate via telephone, please register in advance at this link. Upon registration, all telephone participants will receive a confirmation email detailing how to join the conference call, including the dial-in number and a personal PIN that can be used to access the call. In addition, a replay of the webcast will be available on the Company website for 60 days following the event.

About Optinose
Optinose is a specialty pharmaceutical company focused on serving the needs of patients cared for by ear, nose, and throat (ENT) and allergy specialists. To learn more, please visit www.optinose.com or follow us on Twitter and LinkedIn.

Cautionary Note on Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: preliminary XHANCE® net product revenue of $19.5 million for the quarter ended June 30, 2023; the Company’s expectation to report full financial results for the second quarter of 2023 and corporate updates, including full year 2023 net product revenue guidance, before market open on Thursday, August 10, 2023; and other statements regarding the Company's future operations, financial performance, financial position, prospects, objectives; and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: the potential for preliminary XHANCE net product revenue for the quarter ended June 30, 2023 to change in connection with the finalization of the Company’s financial results for the second quarter of 2023; and the risks, uncertainties and other factors discussed under the caption "Item 1A. Risk Factors" and elsewhere in the Company’s most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission - which are available at www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this press release speak only as of the date of this press release, and the Company undertakes no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise.

Optinose Investor Contact
Jonathan Neely
jonathan.neely@optinose.com
267.521.0531

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